UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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Transocean Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 11, 2017. TRANSOCEAN LTD. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at: www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TRANSOCEAN LTD. TURMSTRASSE 30 CH-6300 ZUG, SWITZERLAND proxy materials and voting instructions. E23405-P88715 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual General For holders as of:April 24, 2017 Date: May 11, 2017Time: 7:30 p.m., Swiss Time Location: Parkhotel Zug Industriestrasse 14 CH-6304 Zug, Switzerland

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods (located on the following page) available and follow the instructions. Notice Regarding the Availability of our 2016 Annual Report, Consolidated and Statutory Financial Statements for Fiscal Year 2016, the Audit Reports thereon and the 2016 Compensation Report A copy of the 2016 Annual Report (including the consolidated financial statements for fiscal year 2016, the statutory financial statements of Transocean Ltd. for fiscal year 2016 and the audit reports on such consolidated and statutory financial statements) and the 2016 Compensation Report is available for physical inspection at Transocean Ltd.'s registered office, Turmstrasse 30, CH-6300 Zug, Switzerland. Copies of these materials may be obtained without charge by contacting our Corporate Secretary at our registered office,Turmstrasse 30, CH-6300 Zug, Switzerland, telephone number +41 (41) 749 0500, or Investor Relations at our offices in the United States, at 4 Greenway Plaza, Houston,TX 77046, USA, telephone number +1 (713) 232 7500. E23406-P88715 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by internet, go to: www.proxyvote.com. Have the information that is printed in the box marked by the arrow Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : THE COMBINED DOCUMENT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposals: 6. Election of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting (please mark the boxes next to each nominee) Frederico F. Curado 1. Approval of the 2016 Annual Report, Including the Audited Consolidated Financial Statements and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2016 Discharge of Board of Directors and Executive Management Team From Liability for Activities During Fiscal Year 2016 Appropriation of the Accumulated Loss for Fiscal Year 2016 6A. 6B. Vincent J. Intrieri 2. 6C. Martin B. McNamara 3. 6D. Tan Ek Kia 4. Reelection of 11 Directors (4A – 4K), Each for a Term Extending Until Completion of the Next Annual General Meeting (please mark the boxes next to each nominee) Glyn A. Barker 7. Reelection of Schweiger Advokatur / Notariat as the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2017 and Reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a Further One-Year Term Advisory Vote to Approve Named Executive Officer Compensation Prospective Votes on the Maximum Compensation of the Board of Directors and the Executive Management Team, respectively (please mark the boxes next to each item) Ratification of an amount of US $4,121,000 as the Maximum Aggregate Amount of Compensation of the Board of Directors for the Period Between the 2017 and 2018 Annual General Meetings Ratification of an amount of US $24,000,000 as the Maximum Aggregate Amount of Compensation of the Executive Management Team for Fiscal Year 2018 4A. 8. 4B. Vanessa C.L. Chang 4C. Frederico F. Curado 9. 10. 4D. Chadwick C. Deaton 4E. Vincent J. Intrieri 4F. Martin B. McNamara 10A. 4G. Samuel J. Merksamer 10B. 4H. Merrill A. "Pete" Miller, Jr. 4I. Edward R. Muller The Board of Directors recommends you vote "EVERY YEAR" on the following proposal: 4J. Tan Ek Kia 11. Advisory Vote on Frequency of Executive Compensation Vote 4K. Jeremy D. Thigpen 5. Election of Merrill A. "Pete" Miller, Jr. as the Chairman of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting E23407-P88715 Voting Items

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